UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number            811-21129

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

(Exact name of registrant as specified in charter)

301 E. Colorado Boulevard, Suite 720

Pasadena, CA 91101

(Address of principal executive offices) (Zip code)

R. Eric Chadwick

Flaherty & Crumrine Incorporated

301 E. Colorado Boulevard, Suite 720

Pasadena, CA 91101

(Name and address of agent for service)

Registrant’s telephone number, including area code:      626-795-7300

Date of fiscal year end:   November 30

Date of reporting period:    February 29, 2016

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

The Schedule(s) of Investments is attached herewith.

FLAHERTY & CRUMRINE PREFERRED SECURITIES INCOME FUND

To the Shareholders of Flaherty & Crumrine Preferred Securities Income Fund (“FFC”):

Increased volatility was a common theme in most markets during the first fiscal quarter1, and the preferred securities market was no exception. Total return2 on net asset value (“NAV”) was -2.5% for the quarter, while total return on market price was 0.3%.

As we mentioned in our last letter, markets entered a new phase with “liftoff” in December. The Federal Reserve’s 0.25% hike in short-term interest rates was its first step in slowly removing unprecedented levels of monetary accommodation. However, other parts of the world, notably Europe and Japan, are still easing monetary policy by increasing quantitative easing (QE) programs and pushing short-term interest rates into negative territory. With concerns over economic growth in China adding to the equation, investors are struggling to figure out how all the pieces fit together going forward. Understandably, markets are factoring in a possibility of policy mistakes along the way, as these are uncharted territories for everyone. The result has been increased volatility in most markets, including commodities (oil, natural gas, and metals), stocks, U.S. Treasuries, corporate bonds, and preferred securities.

Reduced probabilities for future rate increases in the U.S., and negative rates in some regions, triggered an absolute rout in bank common stocks—with the average U.S. bank stock returning -20% during the fiscal period. Preferred securities fared much better but cheapened in sympathy (as did more-senior bank securities). Bank earnings should benefit from higher interest rates, but any upside to future earnings that investors had been hoping for (and pricing into stock prices) has been scaled back from earlier projections.

European bank common stocks were among the worst performers, and this had a related impact on the contingent capital securities market (these “CoCos” are the non-U.S. version of preferreds). Deutsche Bank was in the headlines yet again—this time with concerns about its ability to pay coupons on CoCos and preferred securities. The market reacted very negatively, and CoCo prices were dragged down substantially across the board. Once again, U.S. preferreds fared better but still cheapened in sympathy.

There is a lot for investors in all markets to consider, but as it relates to preferreds, we suggest taking a step back to reflect on a longer-term view of favorable fundamentals.

Bank earnings are certainly important to investors, since dividends are paid out of earnings and profits. However, growth in earnings, while critical to common stock valuation, is not a critical determinant of creditworthiness and preferred-stock valuation. We focus much more on a bank’s capital—on its ability to absorb losses while still being able to pay preferred dividends—than on earnings growth. On this front, the news is positive as the common equity capital at banks in which we invest continues to build, which supports debt and preferred stock that are senior to common equity.

[1]	December 1, 2015—February 29, 2016
[2]	Following the methodology required by the Securities and Exchange Commission, total return assumes dividend reinvestment.

Low interest rates will have mixed implications for both issuers of and investors in preferred securities, but overall they should benefit prices of preferred securities as a global search for yield continues. We also believe recent concerns around CoCos (which represented 1.2% of the Fund as of period end) will turn out to be noise, as issuers and regulators consider CoCos a necessary market that they are loath to damage by not paying coupons.

Global economic recovery will be slow, and policy mistakes are likely to be made. As we have said before, income (coupons) can make up for quite a bit of principal change over time—and preferreds continue to offer higher yields than many other fixed-income securities. While volatility may be with us for some time, and the ride may be bumpy, we believe total returns will be competitive over time for preferred investors.

As always, we encourage you to visit the Fund’s website, www.preferredincome.com for timely and important information.

Sincerely,

The Flaherty & Crumrine Portfolio Management Team

March 31, 2016

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

PORTFOLIO OVERVIEW

February 29, 2016 (Unaudited)

Fund Statistics

Net Asset Value	$18.16

Market Price	$19.78

Premium	8.92%

Yield on Market Price	8.25%

Common Stock Shares Outstanding	43,744,828

Moody’s Ratings*	% of Net Assets†

A	1.9%

BBB	69.7%

BB	18.7%

Below “BB”	0.8%

Not Rated**	7.0%

Below Investment Grade***	20.4%

*	Ratings are from Moody’s Investors Service, Inc. “Not Rated” securities are those with no ratings available from Moody’s.
**	Does not include net other assets and liabilities of 1.9%.
***	Below investment grade by all of Moody’s, S&P, and Fitch.

Industry Categories	% of Net Assets†

Top 10 Holdings by Issuer	% of Net Assets†

Liberty Mutual Group	5.7%

JPMorgan Chase	4.9%

HSBC PLC	4.5%

Wells Fargo & Company	4.5%

MetLife	4.1%

M&T Bank Corporation	3.8%

Fifth Third Bancorp	3.8%

PNC Financial Services Group	3.8%

Citigroup	3.4%

Axis Capital Holdings Ltd	2.9%

% of Net Assets****†

Holdings Generating Qualified Dividend Income (QDI) for Individuals	60%

Holdings Generating Income Eligible for the Corporate Dividends Received Deduction (DRD)	47%

****	This does not reflect year-end results or actual tax categorization of Fund distributions. These percentages can, and do, change, perhaps significantly, depending on market conditions. Investors should consult their tax advisor regarding their personal situation.
†	Net Assets includes assets attributable to the use of leverage.

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

PORTFOLIO OF INVESTMENTS

February 29, 2016 (Unaudited)

Shares/$ Par		Value

Preferred Securities — 93.1%
	Banking — 47.3%
5,420	Astoria Financial Corp., 6.50%, Series C	$141,259	*
	Bank of America Corporation:
$6,310,000	8.00%, Series K	6,317,887	*(1)
$10,000,000	8.125%, Series M	10,012,500	*
	Barclays Bank PLC:
390,600	7.10%, Series 3	9,765,000	**(3)
23,000	7.75%, Series 4	586,040	**(3)
481,036	8.125%, Series 5	12,343,384	**(1)(3)
$16,170,000	BNP Paribas, 7.375%, 144A****	15,139,163	**(3)
26,900	Capital One Financial Corporation, 6.70%, Series D	714,531	*
	Citigroup, Inc.:
981,500	6.875%, Series K	26,132,437	*(1)
572,357	7.125%, Series J	15,256,920	*(1)
	CoBank ACB:
53,520	6.125%, Series G, 144A****	5,072,695	*
104,000	6.20%, Series H, 144A****	10,432,500	*
60,000	6.25%, Series F, 144A****	6,187,500	*(1)
$35,100,000	Colonial BancGroup, 7.114%, 144A****	52,650	(4)(5)††
19,900	Cullen/Frost Bankers, Inc., 5.375%, Series A	491,904	*
1,648,046	Fifth Third Bancorp, 6.625%, Series I	46,711,886	*(1)
	First Horizon National Corporation:
3,730	First Tennessee Bank, Adj. Rate, 3.75%(6), 144A****	2,485,929	*
8	FT Real Estate Securities Company, 9.50%, 144A****	10,420,000
642,800	First Niagara Financial Group, Inc., 8.625%, Series B	16,994,025	*(1)
	First Republic Bank:
50,000	5.625%, Series C	1,267,190	*
99,000	6.70%, Series A	2,617,312	*(1)
	Goldman Sachs Group:
$390,000	5.70%, Series L	373,913	*
140,000	6.375%, Series K	3,721,200	*(1)
	HSBC PLC:
$4,400,000	HSBC Capital Funding LP, 10.176%, 144A****	6,386,380	(1)(2)(3)
729,000	HSBC Holdings PLC, 8.00%, Series 2	18,749,005	**(1)(3)
860,000	HSBC USA, Inc., 6.50%, Series H	21,580,668	*(1)
	ING Groep NV:
355,000	6.375%	8,910,500	**(3)
125,000	7.05%	3,238,287	**(3)
116,054	7.20%	3,024,657	**(3)

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

February 29, 2016 (Unaudited)

Shares/$ Par		Value

Preferred Securities — (Continued)
	Banking — (Continued)
	JPMorgan Chase & Company:
$5,450,000	6.00%, Series R	$5,409,125	*(1)
56,600	6.125%, Series Y	1,450,658	*
183,700	6.70%, Series T	4,991,129	*(1)
$15,155,000	6.75%, Series S	16,083,244	*(1)
$32,000,000	7.90%, Series I	31,960,000	*(1)
	M&T Bank Corporation:
$16,750,000	6.450%, Series E	17,671,250	*(1)
$29,323,000	6.875%, Series D, 144A****	29,452,021	*(1)
	Morgan Stanley:
502,400	6.875%, Series F	13,574,848	*(1)
298,300	7.125%, Series E	8,399,024	*(1)
	PNC Financial Services Group, Inc.:
1,465,360	6.125%, Series P	41,579,590	*(1)
$4,443,000	6.75%, Series O	4,758,453	*(1)
$7,885,000	RaboBank Nederland, 11.00%, 144A****	9,335,525	(1)(2)(3)
27,213	Regions Financial Corporation, 6.375%, Series B	701,587	*
	Royal Bank of Scotland Group PLC:
25,000	6.60%, Series S	606,750	**(3)
292,000	7.25%, Series T	7,323,360	**(1)(3)
	Sovereign Bancorp:
$1,000,000	Sovereign Capital Trust VI, 7.908% 06/13/36	1,014,442
8,641	Sovereign REIT, 12.00%, Series A, 144A****	10,833,654
505,500	State Street Corporation, 5.90%, Series D	13,332,562	*(1)
107,166	SunTrust Banks, Inc., 5.875%, Series E	2,756,181	*
216,000	US Bancorp, 6.50%, Series F	6,257,261	*(1)
357,568	Webster Financial Corporation, 6.40%, Series E	9,296,768	*(1)
	Wells Fargo & Company:
339,095	5.85%, Series Q	8,678,730	*(1)
$3,000,000	5.875%, Series U	3,180,150	*(1)(2)
402,925	6.625%, Series R	11,471,275	*(1)
$16,314,000	7.98%, Series K	16,803,420	*(1)
550,500	8.00%, Series J	15,379,594	*(1)
	Zions Bancorporation:
20,000	6.30%, Series G	501,250	*
$9,000,000	7.20%, Series J	9,202,500	*(1)
514,666	7.90%, Series F	13,628,356	*(1)

		580,760,029

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

February 29, 2016 (Unaudited)

Shares/$ Par		Value

Preferred Securities — (Continued)
	Financial Services — 1.1%
190,000	Charles Schwab Corporation, 6.00%, Series C	$4,904,375	*(1)
	HSBC PLC:
358,895	HSBC Finance Corporation, 6.36%, Series B	8,994,806	*(1)

		13,899,181

	Insurance — 25.9%
625,869	Allstate Corp., 6.625%, Series E	17,230,987	*(1)
$1,053,000	Aon Corporation, 8.205% 01/01/27	1,282,027	(1)(2)
615,000	Arch Capital Group, Ltd., 6.75%, Series C	16,547,374	**(1)(3)
	Aspen Insurance Holdings Ltd.:
71,206	5.95%	1,841,565	**(3)
16,729	7.25%	442,273	**(3)
87,755	7.401%	2,147,260	**(3)
	AXA SA:
$3,315,000	6.379%, 144A****	3,452,406	**(1)(2)(3)
$2,750,000	8.60% 12/15/30	3,581,875	(3)
1,358,586	Axis Capital Holdings Ltd., 6.875%, Series C	35,832,706	**(1)(3)
	Chubb Ltd.:
$4,566,000	Ace Capital Trust II, 9.70% 04/01/30	6,497,418	(1)(2)(3)
732,250	Delphi Financial Group, 7.376% 05/15/37	18,260,484	(1)(2)
	Endurance Specialty Holdings:
84,000	6.35%, Series C	2,206,680	**(3)
185,902	7.50%, Series B	4,723,082	**(1)(3)
$13,308,000	Everest Re Holdings, 6.60% 05/15/37	11,478,150	(1)(2)
50,000	Hartford Financial Services Group, Inc., 7.875%	1,596,875
$36,918,000	Liberty Mutual Group, 10.75% 06/15/58, 144A****	53,623,395	(1)(2)
	MetLife:
$16,612,000	MetLife, Inc., 10.75% 08/01/39	24,585,760	(1)(2)
$2,250,000	MetLife Capital Trust IV, 7.875% 12/15/37, 144A****	2,576,250	(1)(2)
$18,250,000	MetLife Capital Trust X, 9.25% 04/08/38, 144A****	23,770,625	(1)(2)
	PartnerRe Ltd.:
140,000	5.875%, Series F	3,640,000	**(1)(3)
475,799	7.25%, Series E	13,708,959	**(1)(3)
	Prudential Financial, Inc.:
$4,906,000	5.625% 06/15/43	4,853,261	(1)(2)
$3,900,000	5.875% 09/15/42	3,963,453	(1)(2)

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

February 29, 2016 (Unaudited)

Shares/$ Par		Value

Preferred Securities — (Continued)
	Insurance — (Continued)
	QBE Insurance:
$17,752,000	QBE Capital Funding III Ltd., 7.25% 05/24/41, 144A****	$19,394,060	(1)(2)(3)
	Unum Group:
$15,240,000	Provident Financing Trust I, 7.405% 03/15/38	17,585,573	(1)(2)
	XL Group PLC:
$33,000,000	XL Capital Ltd., 6.50%, Series E	23,182,500	(1)(2)(3)

		318,004,998

	Utilities — 11.3%
	Baltimore Gas & Electric Company:
10,000	6.70%, Series 1993	1,018,438	*(1)
15,000	7.125%, Series 1993	1,523,437	*
	Commonwealth Edison:
$15,828,000	COMED Financing III, 6.35% 03/15/33	16,606,374	(1)(2)
$11,662,000	Dominion Resources, Inc., 7.50% 06/30/66	9,796,080	(1)(2)
164,400	Georgia Power Company, 6.50%, Series 2007A	17,246,596	*(1)
98,800	Indianapolis Power & Light Company, 5.65%	10,108,475	*
463,700	Integrys Energy Group, Inc., 6.00%	11,853,331	(1)
	Nextera Energy:
$16,293,000	FPL Group Capital, Inc., 6.65% 06/15/67, Series C	12,301,215	(1)(2)
$5,100,000	FPL Group Capital, Inc., 7.30% 09/01/67, Series D	4,870,500	(1)(2)
	PECO Energy:
$2,386,000	PECO Energy Capital Trust III, 7.38% 04/06/28, Series D	2,699,177	(1)(2)
	PPL Corp:
$18,180,000	PPL Capital Funding, Inc., 6.70% 03/30/67, Series A	13,647,126	(1)(2)
$23,500,000	Puget Sound Energy, Inc., 6.974% 06/01/67, Series A	17,096,250	(1)(2)
197,500	Southern California Edison Co., 6.50%, Series D	20,305,469	*(1)

		139,072,468

	Energy — 2.3%
$2,510,000	DCP Midstream LLC, 5.85% 05/21/43, 144A****	1,342,850
$38,198,000	Enbridge Energy Partners LP, 8.05% 10/01/37	26,070,135	(1)(2)
$1,471,000	Enterprise Products Operating L.P., 8.375% 08/01/66, Series A	1,106,928

		28,519,913

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

February 29, 2016 (Unaudited)

Shares/$ Par		Value

Preferred Securities — (Continued)
	Real Estate Investment Trust (REIT) — 2.8%
17,745	Equity CommonWealth, 7.25%, Series E	$447,508
	National Retail Properties, Inc.:
263,818	5.70%, Series E	6,743,848	(1)(2)
137,417	6.625%, Series D	3,564,253	(1)
	PS Business Parks, Inc.:
22,000	5.70%, Series V	566,500
30,000	5.75%, Series U	755,100
55,000	6.00%, Series T	1,398,100
275,175	6.45%, Series S	7,128,766	(1)
59,386	Public Storage, 6.375%, Series Y	1,660,955
331,640	Realty Income Corporation, 6.625%, Series F	8,602,742	(1)
127,988	Regency Centers Corporation, 6.625%, Series 6	3,359,685

		34,227,457

	Miscellaneous Industries — 2.4%
	BHP Billiton Limited:
$2,500,000	BHP Billiton Finance U.S.A., Ltd., 6.75% 10/19/75, 144A****	2,418,750	(3)
$6,974,000	General Electric Company, 5.00%, Series D	7,087,328	*(1)(2)
$9,500,000	Land O’ Lakes, Inc., 8.00%, 144A****	9,820,625	*(1)(2)
105,400	Ocean Spray Cranberries, Inc., 6.25%, 144A****	9,028,174	*
48,000	Stanley Black & Decker, Inc., 5.75% 07/25/52	1,233,000	(1)

		29,587,877

	Total Preferred Securities (Cost $1,163,996,134)	1,144,071,923

Corporate Debt Securities — 4.9%
	Banking — 1.7%
$10,992,000	Regions Financial Corporation, 7.375% 12/10/37, Sub Notes	14,201,675	(1)(2)
274,000	Texas Capital Bancshares Inc., 6.50% 09/21/42, Sub Notes	6,635,951
28,000	Zions Bancorporation, 6.95% 09/15/28, Sub Notes	780,500

		21,618,126

	Financial Services — 0.3%
101,339	Affiliated Managers Group, Inc., 6.375% 08/15/42	2,631,652	(1)(2)
$4,726,012	Lehman Brothers, Guaranteed Note, Variable Rate, 5.843% 12/16/16, 144A****	159,267	(4)(5)††

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

February 29, 2016 (Unaudited)

Shares/$ Par		Value

Corporate Debt Securities — (Continued)
	Financial Services — (Continued)
30,586	Raymond James Financial, 6.90% 03/15/42	$826,779	(1)

		3,617,698

	Insurance — 1.4%
$13,500,000	Liberty Mutual Insurance, 7.697% 10/15/97, 144A****	16,846,502	(1)(2)

		16,846,502

	Energy — 0.6%
$6,717,000	Energy Transfer Partners LP, 8.25% 11/15/29	6,956,810	(1)(2)

		6,956,810

	Communication — 0.5%
256,158	Qwest Corporation, 7.375% 06/01/51	6,476,007	(1)

		6,476,007

	Miscellaneous Industries — 0.4%
38,000	eBay, Inc., 6.00% 02/01/56	944,300
$3,550,000	Pulte Group, Inc., 7.875% 06/15/32	4,047,000	(1)(2)

		4,991,300

	Total Corporate Debt Securities (Cost $52,224,936)	60,506,443

Common Stock — 0.2%
	Banking — 0.1%
54,740	CIT Group, Inc.	1,631,799	*

		1,631,799

	Insurance — 0.1%
241,737	WMI Holdings Corporation, 144A****	589,838	*†

		589,838

	Total Common Stock (Cost $23,031,471)	2,221,637

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

February 29, 2016 (Unaudited)

Shares/$ Par		Value

Money Market Fund — 0.6%
	BlackRock Liquidity Funds:
7,409,849	T-Fund, Institutional Class	$7,409,849

	Total Money Market Fund (Cost $7,409,849)	7,409,849

Total Investments (Cost $1,246,662,390***)	98.8%		1,214,209,852

Other Assets And Liabilities (Net)	1.2%		14,567,647

Total Managed Assets	100.0%	‡	$1,228,777,499

Loan Principal Balance			(434,375,000)

Total Net Assets Available To Common Stock			$794,402,499

*	Securities eligible for the Dividends Received Deduction and distributing Qualified Dividend Income.
**	Securities distributing Qualified Dividend Income only.
***	Aggregate cost of securities held.
****	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At February 29, 2016, these securities amounted to $248,820,759 or 20.2% of total managed assets.
(1)	All or a portion of this security is pledged as collateral for the Fund’s loan. The total value of such securities was $760,756,702 at February 29, 2016.
(2)	All or a portion of this security has been rehypothecated. The total value of such securities was $282,105,324 at February 29, 2016.
(3)	Foreign Issuer.
(4)	Illiquid security (designation is unaudited).
(5)	Valued at fair value as determined in good faith by or under the direction of the Board of Directors as of February 29, 2016.
(6)	Represents the rate in effect as of the reporting date.
†	Non-income producing.
††	The issuer has filed for bankruptcy protection. As a result, the Fund may not be able to recover the principal invested and also does not expect to receive income on this security going forward.
‡	The percentage shown for each investment category is the total value of that category as a percentage of total managed assets.

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

STATEMENT OF CHANGES IN NET ASSETS AVAILABLE TO COMMON STOCK(1)

For the period from December 1, 2015 through February 29, 2016 (Unaudited)

Value
OPERATIONS:
Net investment income	$16,868,008
Net realized gain/(loss) on investments sold during the period	395,925
Change in net unrealized appreciation/(depreciation) of investments	(37,905,239)

Net decrease in net assets resulting from operations	(20,641,306)

DISTRIBUTIONS:
Dividends paid from net investment income to Common Stock Shareholders(2)	(17,839,701)

Total Distributions to Common Stock Shareholders	(17,839,701)

FUND SHARE TRANSACTIONS:
Increase from shares issued under the Dividend Reinvestment and Cash Purchase Plan	1,158,813

Net increase in net assets available to Common Stock resulting from Fund share transactions	1,158,813

NET DECREASE IN NET ASSETS AVAILABLE TO COMMON STOCK
FOR THE PERIOD	$(37,322,194)

NET ASSETS AVAILABLE TO COMMON STOCK:
Beginning of period	$831,724,693
Net decrease in net assets during the period	(37,322,194)

End of period	$794,402,499

(1)

These tables summarize the three months ended February 29, 2016 and should be read in conjunction with the Fund’s audited financial statements, including notes to financial statements, in its Annual Report dated November 30, 2015.

(2)	May include income earned, but not paid out, in prior fiscal year.

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

FINANCIAL HIGHLIGHTS(1)

For the period from December 1, 2015 through February 29, 2016 (Unaudited)

For a Common Stock share outstanding throughout the period

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$19.04

INVESTMENT OPERATIONS:
Net investment income	0.39
Net realized and unrealized gain/(loss) on investments	(0.86)

Total from investment operations	(0.47)

DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
From net investment income	(0.41)

Total distributions to Common Stock Shareholders	(0.41)

Net asset value, end of period	$18.16

Market value, end of period	$19.78

Common Stock shares outstanding, end of period	43,744,828

RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCK SHAREHOLDERS:
Net investment income†	8.39	%*
Operating expenses including interest expense	1.59	%*
Operating expenses excluding interest expense	0.93	%*

SUPPLEMENTAL DATA:††
Portfolio turnover rate	2	%**
Total managed assets, end of period (in 000’s)	$1,228,777
Ratio of operating expenses including interest expense to total managed assets	1.04	%*
Ratio of operating expenses excluding interest expense to total managed assets	0.61	%*

(1)

These tables summarize the three months ended February 29, 2016 and should be read in conjunction with the Fund’s audited financial statements, including notes to financial statements, in its Annual Report dated November 30, 2015.

*	Annualized.
**	Not annualized.
†	The net investment income ratio reflects income net of operating expenses, including interest expense.
††	Information presented under heading Supplemental Data includes loan principal balance.

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

FINANCIAL HIGHLIGHTS (Continued)

Per Share of Common Stock (Unaudited)

	Total Dividends Paid	Net Asset Value	NYSE Closing Price	Dividend Reinvestment Price(1)
December 31, 2015	$0.1360	$18.84	$20.05	$19.05
January 29, 2016	0.1360	18.51	19.91	18.91
February 29, 2016	0.1360	18.16	19.78	18.79

(1)

Whenever the net asset value per share of the Fund’s Common Stock is less than or equal to the market price per share on the reinvestment date, new shares issued will be valued at the higher of net asset value or 95% of the then current market price. Otherwise, the reinvestment shares of Common Stock will be purchased in the open market.

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.	Aggregate Information for Federal Income Tax Purposes

At February 29, 2016, the aggregate cost of securities for federal income tax purposes was $1,281,674,221, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $68,146,620 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $135,610,989.

2.	Additional Accounting Standards

Fair Value Measurements: The Fund has analyzed all existing investments to determine the significance and character of all inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of levels are recognized at market value at the end of the period.

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

A summary of the inputs used to value the Fund’s investments as of February 29, 2016 is as follows:

	Total Value at February 29, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Preferred Securities
Banking	$580,760,029	$479,884,233	$100,823,146	$52,650
Financial Services	13,899,181	13,899,181	—	—
Insurance	318,004,998	182,849,610	135,155,388	—
Utilities	139,072,468	42,672,172	96,400,296	—
Energy	28,519,913	1,106,928	27,412,985	—
Real Estate Investment Trust (REIT)	34,227,457	34,227,457	—	—
Miscellaneous Industries	29,587,877	10,739,078	18,848,799	—
Corporate Debt Securities
Banking	21,618,126	7,416,451	14,201,675	—
Financial Services	3,617,698	3,458,431	—	159,267
Insurance	16,846,502	—	16,846,502	—
Energy	6,956,810	—	6,956,810	—
Communication	6,476,007	6,476,007	—	—
Miscellaneous Industries	4,991,300	944,300	4,047,000	—
Common Stock
Banking	1,631,799	1,631,799	—	—
Insurance	589,838	589,838	—	—
Money Market Fund	7,409,849	7,409,849	—	—

Total Investments	$1,214,209,852	$793,305,334	$420,692,601	$211,917

During the reporting period, there were no transfers into Level 1 from Level 2 or into Level 2 from Level 1.

The fair values of the Fund’s investments are generally based on market information and quotes received from brokers or independent pricing services that are approved by the Board of Directors and are unaffiliated with the Adviser. To assess the continuing appropriateness of security valuations, management, in consultation with the Adviser, regularly compares current prices to prior prices, prices across comparable securities, actual sale prices for securities in the Fund’s portfolio, and market information obtained by the Adviser as a function of being an active market participant.

Securities with quotes that are based on actual trades or actionable bids and offers with a sufficient level of activity on or near the measurement date are classified as Level 1. Securities that are priced using quotes derived from implied values, indicative bids and offers, or a limited number of actual trades—or the same information for securities that are similar in many respects to those being valued—are classified as Level 2. If market information is not available for securities being valued, or materially-comparable securities, then those securities are classified as Level 3. In considering market information, management evaluates changes in liquidity, willingness of a broker to execute at the quoted price, the depth and consistency of prices from pricing services, and the existence of observable trades in the market.

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

		Preferred Securities	Corporate Debt Securities
	Total Investments	Banking	Financial Services
Balance as of 11/30/15	$201,992	$52,650	$149,342
Accrued discounts/premiums	—	—	—
Realized gain/(loss)	—	—	—
Change in unrealized appreciation/(depreciation)	9,925	—	9,925
Purchases	—	—	—
Sales	—	—	—
Transfers in	—	—	—
Transfers out	—	—	—
Balance as of 02/29/16	$211,917	$52,650	$159,267

For the three months ended February 29, 2016, total change in unrealized gain/(loss) on Level 3 securities still held at period-end and included in the change in net assets was $9,925.

The following table summarizes the valuation techniques used and unobservable inputs developed to determine the fair value of Level 3 investments:

Category	Fair Value at 02/29/16	Valuation Technique	Unobservable Input	Input Range (Wgt Avg)
Preferred Securities
(Banking)	$52,650	Bankruptcy recovery	Credit/Structure-specific recovery	0.00% - 0.50% (0.15%)

Corporate Debt	159,267	Bankruptcy recovery	Credit/Structure-specific recovery	2% - 5% (3.3%)
Securities (Financial Services)

The significant unobservable inputs used in the fair value measurement technique for bankruptcy recovery are based on recovery analysis that is specific to the security being valued, including the level of subordination and structural features of the security, and the current status of any bankruptcy or liquidation proceedings. Observable market trades in bankruptcy claims are utilized by management, when available, to assess the appropriateness of valuations, although the frequency of trading depends on the specific credit and seniority of the claim. Expected recoveries in bankruptcy by security type and industry do not tend to deviate much from historical recovery rates, which are very low (sometimes zero) for preferred securities and more moderate for senior debt. Significant changes in these inputs would result in a significantly higher or lower fair value measurement.

Directors

R. Eric Chadwick, CFA

Chairman of the Board

David Gale

Morgan Gust

Karen H. Hogan

Robert F. Wulf, CFA

Officers

R. Eric Chadwick, CFA

Chief Executive Officer and

President

Chad C. Conwell

Chief Compliance Officer,

Vice President and Secretary

Bradford S. Stone

Chief Financial Officer,

Vice President and Treasurer

Roger Ko

Assistant Treasurer

Laurie C. Lodolo

Assistant Compliance Officer,

Assistant Treasurer and

Assistant Secretary

Linda M. Puchalski

Assistant Treasurer

Investment Adviser

Flaherty & Crumrine Incorporated

e-mail: flaherty@pfdincome.com

Servicing Agent

Destra Capital Investments LLC

1-877-855-3434

Questions concerning your shares of Flaherty & Crumrine Preferred Securities Income Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.
•	If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent —

BNY Mellon c/o Computershare

P.O. Box 30170

College Station, TX 77842-3170 1-866-351-7446

This report is sent to shareholders of Flaherty & Crumrine Preferred Securities Income Fund Incorporated for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Quarterly

Report

February 29, 2016

www.preferredincome.com

Item 2. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Flaherty & Crumrine Preferred Securities Income Fund Incorporated

By (Signature and Title)*	/s/ R. Eric Chadwick
R. Eric Chadwick, Chief Executive Officer and President (principal executive officer)

Date	4/25/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ R. Eric Chadwick
R. Eric Chadwick, Chief Executive Officer and President
(principal executive officer)

Date	4/25/2016

By (Signature and Title)*	/s/ Bradford S. Stone
Bradford S. Stone, Chief Financial Officer, Treasurer and Vice President
(principal financial officer)

Date	4/25/2016

* Print the name and title of each signing officer under his or her signature.